Exhibit 99.6

FORBES ENERGY SERVICES LTD.

AMENDED AND RESTATED CORPORATE GOVERNANCE GUIDELINES

The following Corporate Governance Guidelines (these “Guidelines”) have been adopted by the Board of Directors (the “Board”) of Forbes Energy Services Ltd., a company organized under the laws of Bermuda (the “Company”), to assist the Board in the exercise of its responsibilities. These Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing long-term member value. These Guidelines are not intended to change or interpret any national, federal, provincial or state law or regulation, including the Texas Business Organizations Code, as amended, or the Certificate of Formation, or Bylaws of the Company, and the Board shall continue to comply with those laws, regulations and corporate documents. These Guidelines are intended to serve as a flexible framework within which the board may conduct its business and not as a set of legally binding obligations. These Guidelines are subject to modification from time to time by the Board.

THE BOARD

The Board’s Goals

The Board’s goal is to build long-term value for the Company’s members and to assure the vitality of the Company for its customers, employees and the other individuals and organizations that depend on the Company. The Board understands that the members rely upon the Board to act in the best interest of the Company in making decisions or taking actions not requiring member approval and shall at all times act accordingly.

The Board’s Responsibilities

The business and affairs of the Company shall be managed by or under the direction of the Board. A director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. A director is expected to attend the Company’s annual meeting of members. A director who is unable to attend any meeting (which it is understood will occur on occasion) is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting. In addition, directors are expected to act in the best interests of the Company, maintain independence and integrity, develop and maintain a sound understanding of the Company’s strategies, industries and businesses, review management development and succession planning, endeavor to be available on reasonable notice, attend and prepare for meetings, and provide active, objective and constructive participation at meetings of the Board and its committees.

The Board’s responsibilities include, but are not limited to the following:

1.

Appointing the Company’s Chief Executive Officer and other executive officers, taking into account advice or counsel from committees of the Board, management, or third parties, as the Board deems appropriate and, to the extent feasible, satisfying itself as to the integrity of the Chief Executive Officer and other executive officers and that the Chief Executive Officer and other executive officers create a culture of integrity throughout the organization.

2.	Adopting a strategic planning process and approving, on at least an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the business.

3.

Monitoring the performance of the Company in relation to its goals, strategy and competitors and the performance of the Chief Executive Officer, offering him or her constructive advice and feedback, and, when appropriate or necessary, removing the Chief Executive Officer.

4.	Reviewing and approving charters for the Audit Committee and any other committee of the Board in existence from time to time, and appointing the members and chairs of all Board committees.

5.	Reviewing and approving the annual budget of the Company.

6.	Identifying the principal risks of the Company’s business, and ensuring the implementation of appropriate systems to manage these risks.

7.	Adopting a communication policy for the Company.

8.	Approving the Company’s internal control and management information systems.

9.	Approving the issuance of securities of the Company.

10.	Approving investments in and acquisitions and dispositions of assets and businesses.

11.

Developing a procedure whereby members and other stakeholders can communicate with the Board or with independent members of the Board, including a process for determining which communications will be relayed to Board members.

12.	Developing the Company’s approach to corporate governance, including developing a set of corporate governance principles and guidelines that are specifically applicable to the issuer.

13.	Adopting a written code of business conduct and ethics addressing, in particular, the following issues:

a)	conflicts of interest, including transactions and agreements in respect of which a director or executive officer has a material interest;

b)	protection and proper use of corporate assets and opportunities;

c)	confidentiality of corporate information;

d)	fair dealing with the issuer’s security holders, customers, suppliers, competitors and employees;

e)	compliance with laws, rules and regulations; and

f)	reporting of any illegal or unethical behaviour.

Selection of New Directors

The Board shall be responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of members based on the recommendations of the Nominating and Corporate Governance Committee. The Board shall identify and review possible candidates for Board membership consistent with criteria approved by the Board, and annually recommend qualified candidates for a slate of nominees to be proposed for election to the Board at the annual meeting of the Company’s members. The Board shall consider the appropriate size of the Board with a view to facilitating effective decision making. In the event of a vacancy on the Board between annual meetings of the Company’s members, the Board may identify, review and recommend qualified candidates for Board membership for Board consideration to fill such vacancies, if the Board determines that such vacancies will be filled.

When formulating these recommendations, the Board shall seek and consider advice and recommendations from management, and may seek or consider advice and recommendations from consultants, outside counsel, accountants, or other advisors as it or the Board may deem appropriate.

Board Membership Criteria

The Board is responsible for periodically determining the appropriate skills, perspectives, experiences, and characteristics required of Board candidates, taking into account the Company’s needs and current make-up of the Board. This assessment should include appropriate knowledge, experience, and skills in areas deemed critical to understanding the Company and its business; personal characteristics, such as integrity and judgment; and candidates’ commitments to the boards of other companies. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as a Director and that he or she devotes the time necessary to discharge his or her duties as a Director.

The Board is responsible for periodically reviewing and suggesting appropriate modifications to these qualification guidelines. The Board believes the qualification guidelines included as Exhibit A are currently appropriate, but it may change these guidelines as the Company’s and Board’s needs warrant.

Other Directorships

The Company does not have a policy limiting the number of other company boards of directors upon which a director may sit. The Board, however, shall consider the number of other public company boards and other boards (or comparable governing bodies) on which an individual is a member in making a determination of whether to recommend such individual to the Board as a candidate for a Board position. Board members are expected to promptly notify the other Board members of any changes in status on other boards and their committees.

Independence of the Board

The Board shall identify each director who qualifies as an independent director (collectively, “Independent Directors”) under the requirements of the NASDAQ Stock Market and the Toronto Stock Exchange. The Board shall review annually the relationships that each director has with the Company (either directly or as a partner, stockholder, officer or representative of an organization that has a relationship with the Company). Following such annual review, only those directors who the Board affirmatively determines have no material relationship with the Company (either directly or as a partner, stockholder, officer or representative of an organization that has a relationship with the Company) will be considered Independent Directors, subject to any additional qualifications prescribed applicable law. The Board may adopt and disclose categorical standards to assist it in determining director independence.

Board Compensation

A director who is also an officer of the Company shall not receive additional compensation for such service as a director. The Company believes that compensation for non-employee directors should be competitive and may from time to time encourage ownership of the Company’s equity securities through the payment of a portion of director compensation in Company stock, options to purchase Company stock, stock appreciation rights or similar compensation whose value is based on the Company’s stock. The Compensation Committee will periodically review the level and form of the Company’s director compensation, including how such compensation compares to director compensation of companies of comparable size, industry and complexity. Such review will also include a review of both direct and indirect forms of compensation to the Company’s directors, including, if applicable, any charitable contributions by the Company to organizations in which a director is affiliated and consulting or other similar arrangements between the Company and a director. Proposed changes to director compensation will be submitted to the Board for approval.

Members of the Audit Committee may not, other than in their capacity as a member of the Audit Committee, the Board, or any other Board committee accept directly or indirectly any consulting, advisory, or other compensatory fees from the Company or any subsidiary thereof; provided that, unless the rules of any applicable securities exchange require otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service).

Complaint Procedures

Any employees or other interested parties desiring to voice their complaints or concerns regarding the Company with the Independent Directors of the Company may do so by the method set forth in the Company’s Employee Code of Business Conduct and Ethics, which shall be maintained on the Company’s web-site.

Self-Evaluation by the Board

The Board shall conduct an annual self-assessment of the Board’s performance as well as the performance of each committee of the Board, the results of which will be discussed with the Board and each committee. The assessment should include a review of any areas in which the Board or management believes the Board can make a better contribution to the Company. In conducting such self-assessment, the Board shall seek input from management and may seek input from such other parties as it may deem appropriate.

Board Access to Management and Outside Advisors

Board members shall have access to the Company’s management. Board members shall also have access to the Company’s outside advisors and shall coordinate such access through the Chief Executive Officer.

Attendance of Management Personnel at Board Meetings

Normally, it is management’s job to formalize, propose and implement strategic choices and the Board’s role to approve strategic direction and evaluate strategic results. As a practical matter, however, the Board and management will be better able to carry out their respective strategic responsibilities if there is an ongoing dialogue among the Chief Executive Officer, other members of senior management and Board members. To facilitate such discussions, members of senior management who are not directors may be permitted to participate in Board meetings when appropriate.

The Board also encourages the Chief Executive Officer to bring members of management from various functional areas into the Board meetings from time to time to provide management insight into items being discussed by the Board that fall within the manager’s scope of responsibility and to make presentations to the Board on matters that fall within the manager’s scope of responsibility.

Advisory Directors

The Board is authorized to appoint one or more advisory directors to the Board. Such advisory directors shall be notified of and entitled to attend and participate in all Board meetings. Each such advisory director will be notified of and entitled to attend and participate in all committee meetings for committees to which he is appointed an advisory director to the committee, subject to applicable legal or stock exchange restrictions. Each such advisory director will be entitled to treatment by management, the Board and its committees as any other director but, as an appointed position, will not have voting power as a director.

Board Materials Distributed in Advance

Information and materials that are important to the Board’s understanding of the agenda items and other topics to be considered at a Board meeting should, to the extent practicable, be distributed sufficiently in advance of the meeting to permit prior review by the directors. In the event of a pressing need for the Board to meet on short notice or if such materials would otherwise contain highly confidential or sensitive information, it is recognized that written materials may not be available in advance of the meeting.

Board Interaction with Third Parties

The Board believes that only authorized Directors, officers and advisors should speak for the Company. Each Director shall refer all inquiries from institutional investors, analysts, the press or customers, as well as all inquiries regarding potential mergers and acquisitions, to the Chief Executive Officer. Any proposed exceptions to this policy must first be discussed with and agreed to by the Chief Executive Officer prior to contact with such third parties.

Board Orientation and Continuing Education

The Company shall provide new directors with orientation to familiarize such directors with, among other things, the Company’s business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and ethics, corporate governance guidelines, principal officers, internal auditors and independent auditors. Each director is expected to participate in continuing education to maintain expertise to perform his or her responsibilities as a director.

Board Meetings

Frequency of Meetings

There shall be at least four regularly scheduled meetings of the Board each year. At least one regularly scheduled meeting of the Board shall be held each quarter. Additional meetings may be held as needed.

Selection of Agenda Items for Board Meetings

The Chief Executive Officer, in consultation with the Chairman of the Board if there is a non-management Chairman of the Board, shall prepare an agenda for each meeting of the Board. Each Board member shall be free to suggest inclusion of items on an agenda as well as free to raise at any Board meetings subjects that are not specifically on the agenda for that meeting.

Committee Matters

Number and Names of Board Committees

The Company shall have a standing Audit Committee. The Board also has the authority to appoint other committees from time to time. The purpose and responsibility for each such committee shall be outlined in a committee charter adopted by the Board. Such charters shall be designed to comply with all applicable laws, rules and regulations. Such charters shall set forth the duties and responsibilities of the committees, qualifications for committee membership, guidelines covering committee member appointment and removal, committee authority and obligations to report to the Board. The Chairman of each committee, in consultation with committee members, shall determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s respective charter. Nothing in the Guidelines or any committee charter is intended to limit the ability of members of management, other members of the Board, consultants, outside counsel, accountants or other advisors to attend meetings of the committee so long as, in each instance, the committee is afforded the opportunity to deliberate and vote in executive session.

The Board shall have the power to hire and fire independent legal, financial or other advisors to the Board, as it may deem necessary. In general, it is assumed that the proposed hiring of any such advisors will be discussed in advance with the Chief Executive Officer of the Company. The Company will provide adequate funding for any such advisors.

Independence of Board Committees

The Audit Committee shall be composed of qualified, Independent Directors to the extent necessary to satisfy legal, stock exchange and other requirements applicable to such committee and, if applicable, any other committee of the Board in existence from time to time.

Assignment of Committee Members

The Board shall be responsible, after consultation with the Chief Executive Officer and the Chairman of the Board, for making recommendations with respect to the assignment of Board members to the various committees of the Board, and for annually reviewing committee assignments made by the Board. The Board shall be responsible for appointing the Chairman and members to the committees on an annual basis.

Minutes

Each committee shall maintain minutes of their meetings in sufficient detail to reflect the material issues considered at the meeting. Such minutes shall be distributed to the entire Board and filed with the corporate records of the Company. Best efforts shall be used to circulate minutes to the Board prior to the committee making its report to the Board.

Leadership Development

Selection of the Chief Executive Officer

When necessary, the Board shall be responsible for identifying potential candidates for, and selecting, the Company’s Chief Executive Officer. In identifying potential candidates for, and selecting, the Company’s Chief Executive Officer, the Board shall consider, among other things, a candidate’s industry experience, understanding of the Company business environment, leadership qualities, knowledge, skills, expertise, integrity, and reputation in the business community.

Evaluation of Chief Executive Officer

The Board will provide the Chief Executive Officer with an annual performance review for the prior year prior to March 1 of each fiscal year. The Chairman of the Board, if not also a member of management, will provide the performance review of the Chief Executive Officer after consultation with the other members of the Board in separate session. The compensation of the Chief Executive Officer shall be set by the Board by ratification and approval.

Succession Planning

The Board shall plan for the succession to the position of Chief Executive Officer.

EXHIBIT A

DIRECTOR QUALIFICATION GUIDELINES

The Board of Directors of the Company, in considering qualifications of Directors standing for re-election and candidates for Board membership, will consider the following factors, in addition to those other factors it may deem relevant:

1.	Management experience, including, as applicable, any public company experience.

2.	Other areas of expertise or experience that are desirable, given the Company’s business and industry and the current make-up of the Board.

3.	Desirability of range in age, so that retirements are staggered to permit replacement of Directors of desired skills and experience in a way that will permit appropriate continuity of Board members.

4.	Independence, as defined by the Board.

5.

Knowledge and skills in accounting and finance, business judgment, general management practices, crisis response and management, industry knowledge, international markets, leadership, and strategic planning.

6.	Personal characteristics matching the Company’s values, such as integrity, accountability, financial literacy, and high performance standards.

7.	Additional characteristics, such as:

a)

Willingness to commit the time required to fully discharge their responsibilities to the Board, including the time to prepare for Board and committee meetings by reviewing the material supplied before each meeting;

b)	Commitment to attend the annual meeting of members and a minimum of 75% of all Board and relevant committee meetings;

c)	Ability and willingness to represent the members’ long- and short-term interests;

d)

Willingness to advance their opinions, but once a decision is made by a majority of the Board, a willingness to support the majority decision, assuming questions of ethics or propriety are not involved.

8.	The number of commitments to other entities, with one of the more important factors being the number of other public company boards on which the individual serves.